UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 24, 2023
Date of Report (Date of earliest event reported)

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610 , Aventura, FL 33180

(Address of principal executive offices and zip code)

(408) 467-1900
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Market
Series B Junior Participating Preferred Stock Purchase Rights	IMMR	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On March 24, 2023, Francis Jose informed Immersion Corporation, a Delaware corporation (the “Company”), that Mr. Jose will retire from the Company effective March 31, 2023.
(e)
The Company and Mr. Jose entered into a Separation Agreement dated March 30, 2023 (the “Separation Agreement”), pursuant to which, in consideration for the execution of customary general releases in favor of the Company and Mr. Jose’s continuing observation and performance of the terms of the Separation Agreement, Mr. Jose will receive a lump sum payment in the amount of $75,000, subject to all legally required payroll withholdings.
The Separation Agreement is filed herewith as Exhibit 10.1, and the terms of the Separation Agreement are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Immersion Corporation, a Delaware corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on March 30, 2023. At the Annual Meeting, the following proposals were adopted as follows:
1. Election of 5 Directors: Eric Singer, William Martin, Emily Hoffman, Frederick Wasch and Elias Nader, to serve until the annual meeting of stockholders in 2024, and until their successors are duly elected and qualified:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Eric Singer	14,834,985	340,992	7,865,799
William Martin	12,557,562	2,618,415	7,865,799
Emily Hoffman	14,612,920	563,057	7,865,799
Frederick Wasch	11,503,808	3,672,169	7,865,799
Elias Nader	12,922,729	2,253,248	7,865,799
2. Ratification of the Appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
22,935,551	61,527	44,698	0
3. Advisory vote on the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
14,516,715	607,194	52,068	7,865,799
4. Advisory vote on the frequency of holding an advisory vote on executive compensation:

1 Year	2 Years	3 Years	Shares Abstaining	Broker Non-Votes
14,162,626	49,888	928,633	34,830	7,865,799
The Company’s Board of Directors considered the outcome of the advisory vote on the frequency of holding an advisory vote on executive compensation (the “Say-on-Pay Vote”) and determined that future Say-on-Pay Votes will be conducted every year consistent with the stockholder’s advisory vote on this matter. The Board will reevaluate this determination after the next advisory vote on the frequency of holding a Say-on-Pay vote, which will be no later than the 2028 annual meeting of stockholders.
5. Amendment to the Company’s 2021 Equity Incentive Plan:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
13,757,825	1,369,533	48,619	7,865,799

Item 9.01 Exhibits.

a.Exhibits

Exhibit No.	Exhibit Title
10.1	Separation Agreement dated March 30, 2023 by and between Francis Jose and Immersion Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	March 30, 2023	By:	/s/ FRANCIS JOSE
		Name:	Francis Jose
		Title:	General Counsel